UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 2, 2014
Date of Report (Date of Earliest Event Reported)

TALON REAL ESTATE HOLDING CORP.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-53917	26-1771717
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Wayzata Boulevard Suite 1070 Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(612) 604-4600
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 is being filed to amend the Current Report on Form 8-K/A of Talon Real Estate Holding Corp., originally filed with the Securities and Exchange Commission on September 16, 2014, reporting the required financial statements of businesses acquired and pro forma financial information indicated under Items 9.01(a) and 9.01(b). This Amendment No. 2 is being filed to amend the pro forma condensed consolidated statement of operations to reflect six months ended June 30, 2014.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired.  The following financial statements are filed herewith:

•

Audited statement of revenue and certain expenses of First Trust Building for the year ended December 31, 2013

•

Unaudited statement of revenue and certain expenses of First Trust Building for the six months ended June 30, 2014

(b)

Pro Forma Financial Information.  The following pro forma financial information is filed herewith:

•

Unaudited pro forma condensed combined balance sheet as of June 30, 2014

•

Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013

•

Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2014

•

Notes to unaudited pro forma condensed combined financial statements

(d)

Exhibits.

10.1

Contribution Agreement between Talon OP, L.P. and the Contributors identified on Exhibit A thereto, dated July 2, 2014*

10.2

Promissory Note between Talon First Trust, LLC and RCC Real Estate, Inc., dated July 2, 2014*

10.3

Reserve and Security Agreement between Talon First Trust, LLC and RCC Real Estate, Inc., dated July 2, 2014*

10.4

Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing between Talon First Trust, LLC and RCC Real Estate, Inc., dated July 2, 2014*

10.5

Promissory Note between Talon Bren Road, LLC and Jackson I, LLC, dated July 2, 2014*

10.6

Mortgage and Security Agreement and Future Financing Statement between Talon Bren Road, LLC and Jackson I, LLC, dated July 2, 2014*

23.1

Consent of Wipfli LLP

99.1

Audited statement of revenue and certain expenses of the First Trust Building for the year ended December 31, 2013 and unaudited statement of revenue and certain expenses of the First Trust Building for the six months ended June 30, 2014

99.2

Unaudited pro forma condensed combined financial statements and notes

*  Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALON REAL ESTATE HOLDING CORP.

Date: September 17, 2014	/s/ MG Kaminski
Matthew G. Kaminski
Chief Executive Officer

Index to Exhibits

Exhibit No.	Description	Manner of Filing

10.1	Contribution Agreement between Talon OP, L.P. and the Contributors identified on Exhibit A thereto, dated July 2, 2014	Previously Filed
10.2	Promissory Note between Talon First Trust, LLC and RCC Real Estate, Inc., dated July 2, 2014	Previously Filed
10.3	Reserve and Security Agreement between Talon First Trust, LLC and RCC Real Estate, Inc., dated July 2, 2014	Previously Filed
10.4	Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing between Talon First Trust, LLC and RCC Real Estate, Inc., dated July 2, 2014	Previously Filed
10.5	Promissory Note between Talon Bren Road, LLC and Jackson I, LLC, dated July 2, 2014	Previously Filed
10.6	Mortgage and Security Agreement and Future Financing Statement between Talon Bren Road, LLC and Jackson I, LLC, dated July 2, 2014	Previously Filed
23.1	Consent of Wipfli LLP	Filed Electronically
99.1

Audited statement of revenue and certain expenses of the First Trust Building for the year ended December 31, 2013 and unaudited statement of revenue and certain expenses of the First Trust Building for the six months ended June 30, 2014

Filed Electronically
99.2	Unaudited pro forma condensed combined financial statements and notes	Filed Electronically

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